Ohio National Fund, Inc.	July 9, 2018

ON S&P MidCap 400® Index Portfolio

Supplement to Summary Prospectus Dated May 1, 2018

Under the section “Management,” the following information replaces the corresponding section in its entirety:

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Geode Capital Management, LLC serves as the investment sub-adviser for the Portfolio. Geode has been a sub-adviser for the Portfolio since December 19, 2016. Deane Gyllenhaal and Patrick Waddell, CFA, have been Senior Portfolio Managers of the Portfolio since December 2016. Louis Bottari has been a Senior Portfolio Manager of the Portfolio since March 2018 and previously was a Portfolio Manager of the Portfolio since December 2016. Peter Matthew and Robert Regan have been Portfolio Managers of the Portfolio since December 2016. Manav Verma, CFA, has been a Portfolio Manager of the Portfolio since March 2018. Thomas Brussard, Jr., CFA has been an Assistant Portfolio Manager of the Portfolio since December 2016. Michael Trotter has been an Assistant Portfolio Manager of the Portfolio since June 2018.